Exhibit 99.1

Bank of America Merrill Lynch Leveraged Finance Conference December 3, 2013

This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. Forward-Looking Statements

Company Overview

108 LTAC Hospitals 107 owned - 4,585 beds 1 managed Hospitals in 28 states 997 Outpatient Rehab Clinics in 32 states and the District of Columbia $3.0 Billion Net Revenue LTM Q3 ‘13 $385 Million Adjusted EBITDA LTM Q3 ‘131 31,300 Employees in the United States 15 Inpatient Rehab Facilities (IRF) 8 Consolidated - 587 beds 7 Non-consolidated - 358 beds 4 managed units Facilities in 7 states 507 Contract Therapy locations in 30 states and the District of Columbia Note: Statistics as of September 30, 2013 1 See Slide 34 for non-GAAP reconciliation Select Medical Today Specialty Hospitals Segment Outpatient Rehabilitation Segment

DC 3 1 2 1 1 1 90 2 3 9 5 1 5 5 14 2 11 5 3 1 4 3 1 1 8 3 2 1 1 3 3 17 7 73 44 4 3 74 19 2 1 17 8 3 6 2 26 2 142 4 42 23 3 2 60 13 144 40 1 5 13 15 2 101 39 20 9 62 1 21 25 3 8 7 17 11 34 24 20 14 1 9 1 18 15 3 1 2 2 1 2 3 2 5 2 116 Significant Scale and Breadth LTACH 107 Owned Hospitals 1 Managed Hospital 28 States Inpatient Rehab 8 Consolidated 7 Non-consolidated 4 Managed Units 7 States Outpatient Rehab 876 Owned Clinics 50 Non-consol. Clinics 71 Managed Clinics 32 States and D.C. Contract Therapy 507 Locations 30 States and D.C. *As of September 30, 2013 12 2 6 1

Recent Events Update Operating Results Q3 ‘13 Revenue $722.8M (vs. $713.7M Q3‘12) Adjusted EBITDA $80.4M (vs. $87.7M Q3 ‘12) Adjusted EPS $0.17 (vs. $0.20 Q3 ‘12) Refinancing activity Q2 ‘13 $600M Senior Unsecured Note offering May 2013 Net proceeds repaid Senior Secured Debt Repriced $520M Senior Secured Debt due June 2018 L+300 with 1.00% LIBOR Floor (was L+375 with 1.75% floor)

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix 90% Commercial Payors and Other 10% Medicare/ Medicaid 64% Medicare/ Medicaid 36% Commercial Payors and Other Note: 2012 58.5% 55.0% 50.3% 48.3% 49.0% 49.7% 51.5% 50.4% 41.5% 45.0% 49.7% 51.7% 51.0% 50.3% 48.5% 49.6% 2005 2006 2007 2008 2009 2010 2011 2012 Medicare/Medicaid Commercial Payors and Other

IRFs and LTACHs in Post Acute Setting Readmission Rates1 2010 Medicare Margin2 2011 Medicare Margin2 2013 Projected Medicare Margin2, 3% 2010 Total Medicare Spending2 Skilled Nursing Facilities 22.0% 18.5% 22-24% 12-14% 5.1% Home Health Agencies 18.1% 19.1% 14.8% 11.8% 3.8% Inpatient Rehabilitation 9.4% 8.7% 9.6% 8.5% 1.2% Long Term Care Hospital 10.0% 6.6% 6.9% 5.9% 1.0% 1 Medicare Payment Advisory Commission, A Data Book: Healthcare spending and the Medicare program (June 2008): 121 2 Medicare Payment Advisory Commission, A Data Book: Health Care Spending and the Medicare Program (June 2013) and MedPAC Report to Congress March 2013 3 2013 Margins do not reflect the effect of 2% sequestration

IRFs and LTACHs in Post Acute Setting Source: Medicare Payment Advisory Commission, A Data Book: Health Care Spending and the Medicare Program (June 2011) (in billions)

Specialty Hospitals Long Term Acute Care

LTACH Overview Major provider of LTACH services in U.S. 108 hospitals 78 are hospital-in-hospital (2,885 beds) 29 are freestanding (1,700 beds) 1 managed freestanding hospital Ownership of freestanding LTACHs 18 owned 11 leased

Closed September 1, 2010 – Purchase Price $210.0M Regency 2009 Audit 2011 2012 Net Revenue $ 375M $ 340M $ 349M Adjusted EBITDA $ 28M $ 46M $ 65M Adjusted EBITDA Margin 7.5% 13.5% 18.6% Purchase multiple EBITDA 7.5x 4.6x 3.2x Regency Acquisition (23 LTACHs)

MMSEA 2007 – expired December 2012 Expiration of moratorium on new LTACHs at 12/29/12 Budget Sequestration cuts started April 1, 2013 CMS Final Rule FY 2014, effective 10/1/13 Net Market Basket update of 0.5% (Includes 2nd year of 3 year phase-in of BNA (1.266% per year)) LTACH Regulatory Environment

Specialty Hospitals Inpatient Rehabilitation

Wholly Owned Hospitals (4) Kessler Institute (3 hospitals) – New Jersey West Gables Rehabilitation – Miami, FL Consolidated Joint Ventures (4) Penn State Hershey Rehabilitation – Hershey, PA SSM Rehabilitation Network (2 hospitals and 1 managed unit) – St. Louis, MO Select Rehabilitation – San Antonio, TX Non-Consolidating Joint Ventures (7) Baylor Institute for Rehabilitation (4 hospitals and 3 managed units) – Dallas, TX Select Rehabilitation – Denton, TX Scottsdale Healthcare Rehabilitation – Scottsdale, AZ Ohio Health Rehabilitation – Columbus, OH Rehabilitation Hospitals

Rehabilitation Overview Founded in 1948 Largest licensed rehab hospital in U.S. (three campuses) 21 consecutive years U.S. News & World Report best hospital One of eight rehabilitation centers in U.S. to have Model System designation for both traumatic brain injury and spinal cord injury #1 Rehabilitation Institute of Chicago, Chicago, IL #2 Kessler Institute for Rehabilitation, West Orange, NJ #3 TIRR Memorial Hermann, Houston, TX #4 University of Washington Medical Center, Seattle, WA #5 Spaulding Rehabilitation Hospital, Boston, MA #6 Mayo Clinic, Rochester, MN #7 Craig Hospital, Englewood, CO #8 Rusk Institute, NYU Langone Medical Center, New York, NY #9 Moss Rehab-Albert Einstein, Elkins Park, PA #10 Shepherd Center, Atlanta, GA Kessler Overview U.S. News & World Report Best Rehabilitation Hospital Rankings 2012-2013

Rehab JV Overview 2 inpatient hospitals 1 managed inpatient rehab unit 36 outpatient locations 15 contract therapy locations 3 occupational health clinics 4 day institute clinics 4 inpatient hospitals 3 managed inpatient rehab units 48 outpatient locations 1 contract therapy location 1 54-bed rehab hospital May 2014 expansion 22 Rehab beds 22 SNF beds 1 50-bed inpatient hospital 1 44-bed inpatient hospital 1 42-bed inpatient hospital

Inpatient Rehab Regulatory Environment CMS Final Rule FY 2014 effective 10/1/13 Standard Payment Conversion Factor increase 3.5% Net Market basket increase of 1.8% Other Budget Neutrality adjustments increasing standard payment rate 1.7% Budget Sequestration cuts effective April 1, 2013

Outpatient Rehabilitation Outpatient Rehab Clinics

Outpatient Rehab Clinics Outpatient Rehab Facilities (Number of Facilities) Source: Company public filings and websites as of September 30, 2013 997 21 250 466 600

997 clinics in 32 states and D.C. 876 clinics owned 121 clinics managed LTM Q3 ‘13 Net Revenue of $ 583.0M Outpatient Rehab Clinics

Outpatient Rehabilitation Contract Therapy

Contract Services 507 contracts in 30 states and the District of Columbia LTM Q3 ‘13 Net Revenue of $181.5M Organic growth only

Outpatient Rehab Regulatory Environment Commercial - Stable Medicare MPPR changes to therapy payments (effective April 2013) 25% reductions increased to 50% reductions to practice expense component for 2nd and subsequent codes Contract Therapy rates

Minority Investments Allevant Rural Hospital Management Services (Mayo Clinic JV) Amplion Alarm alert technology company Haven Health Inpatient Psychiatric hospital company naviHealth Post acute managed care company U.S. Physiatry Physician practice management company

Financial Overview

$2,390 $2,240 $2,153 Note: In Millions CAGR 7.0% CAGR 7.8% $307 $330 $270 Net Revenue Adjusted EBITDA $2,805 $386 Net Revenue and Adjusted EBITDA Trends $2,949 $406 $2,971 $385 2008 2009 2010 2011 2012 LTM Q3'13 Specialty Outpatient Other 2008 2009 2010 2011 2012 LTM Q3'13 Specialty Outpatient

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of this computation, outpatient rehabilitation clinic revenue does not include managed clinic or contract services revenue $101 $103 $103 $103 $104 4,567 4,470 4,569 3,448 3,577 2010 2011 2012 YTD Q3 '12 YTD Q3 '13 $1,474 $1,497 $1,534 $1,532 $1,516 46 55 55 41 42 2010 2011 2012 YTD Q3 '12 YTD Q3 '13

Annual Capital Expenditures ($ in millions) 2008 2009 2010 2011 2012 LTM Q3'13 Maintenance Development $52 $ 46 $57 $58 $ 68 $ 68

Free Cash Flow Free Cash Flow1 ($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See Slide 34 for non-GAAP reconciliation Intense Focus on Free Cash Flow Generation $51 $108 $93 $171 $231 $152 2008 2009 2010 2011 2012 LTM Q3'13

As of 12/31/08 As of 12/31/09 As of 12/31/10 As of 12/31/11 As of 12/31/12 As of 9/30/13 Cash and Equivalents $ 64 $ 84 $ 4 $ 12 $ 40 $ 9 Revolving Credit Facility ($300mm) 150 0 25 40 130 65 Term Loan B 657 483 482 838 1,097 809 Sr. Notes due 2021 600 Other Debt 5 6 6 5 6 15 Total Senior Debt 811 489 513 883 1,233 1,489 Sr. Sub. Notes due 2015 658 612 612 345 70 -- Total Op. Co. Debt $ 1,469 $ 1,101 $ 1,125 $ 1,228 $ 1,303 $ 1,489 Op. Co. Net Debt / Adjusted EBITDA1 5.2x 3.1x 3.7x 3.2x 3.1x 3.8x Sr. Floating Rate Notes due 2015 (Hold Co.) 175 167 167 167 167 -- Sr. Sub. Notes due 2015 (Hold Co.) 136 137 139 -- -- -- Total Debt $ 1,780 $ 1,405 $ 1,431 $ 1,395 $ 1,470 $ -- Total Net Debt / Adjusted EBITDA1 6.4x 4.0x 4.6x 3.6x 3.5x 3.8x 1 See slide 34 for non-GAAP reconciliation ($ in millions) Leverage Analysis

Most Recent 2013 Financial Guidance Net Revenue $ 2,925M - $ 3,025M Adjusted EBITDA $ 375M - $ 390M Adjusted EPS $ 0.87 - $ 0.94

Appendix: Additional Materials

Non-GAAP Reconciliation 2008 2009 2010 2011 2012 Q3’ 12 YTD Q3’ 13 YTD Q3’ 13 LTM Net Income $ 25 $ 79 $ 82 $ 113 $ 154 $ 113 $ 92 $ 133 (+) Income tax 26 37 42 71 90 71 57 76 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries - - 1 (3) (8) (6) (1) (3) (+/-) Other expense / (income) - 1 (1) - - - - - (+) Interest expense, net 146 132 112 99 95 72 66 89 (-/+) (Gain) / Loss on debt retirement (1) (13) - 31 6 6 19 19 (+) Depreciation and Amortization 72 71 69 71 63 47 48 64 (+) Stock Based Compensation 2 23 2 4 6 4 5 7 Adjusted EBITDA $ 270 $ 330 $ 307 $ 386 $ 406 $ 307 $ 286 $ 385 Net Cash Provided by Operating Activities $ 107 $ 166 $ 145 $ 217 $ 299 $ 194 $ 115 $ 220 (-) Purchase of Property and Equipment 56 58 52 46 68 45 45 68 Free Cash Flow $ 51 $ 108 $ 93 $ 171 $ 231 $ 149 $ 70 $ 152 ($ in millions)

Select MEDICAL